Exhibit 10.5

LOCK UP AGREEMENT

inContact, Inc.

7730 South Union Park Avenue, Suite 500

Salt Lake City, UT 84047

Re:	Public Offering of Shares of Common Stock

Ladies and Gentlemen:

The undersigned and inContact, Inc. (the “Company”) are parties to an Agreement and Plan of Merger dated as of May 6, 2014 (the “Merger Agreement”), pursuant to which the undersigned acquired a total of              shares (the “Shares”) of the Company’s common stock, $0.0001 par value per share (the “Common Stock”). The undersigned delivers this Lock-Up Agreement and agrees to be bound by the terms hereof as part of the consideration exchanged by the parties in the transactions contemplated by the Merger Agreement. Further, the undersigned recognizes that it is in the best financial interests of the Company and of the undersigned, as a shareholder of the Company, that the Company Common Stock received by the undersigned pursuant to the Merger Agreement be subject to certain restrictions and hereby agrees as follows:

1. Other than as set forth below, the undersigned shall not: (a) sell, assign, exchange, transfer, pledge, distribute or otherwise dispose of (i) any of the Shares, or (ii) any interest (including, without limitation, an option to buy or sell) in any of the Shares, in whole or in part, and no such attempted transfer shall be treated as effective for any purpose; or (b) engage in any transaction in respect to any of the Shares or any interest therein, the intent or effect of which is the effective economic disposition of the Shares (including, but not limited to, engaging in put, call, short-sale, straddle or similar market transactions) (the foregoing restrictions are referred to herein as “Lock-Up Restrictions”). For the avoidance of doubt, the Lock-Up Restrictions do not prohibit or restrict the undersigned from engaging in transactions that are permitted by law, including without limitation, naked hedging, naked short sales or similar transactions that do not utilize the Shares as collateral.

2. The Shares shall be released from the Lock-up Restrictions in four equal portions commencing on the effective date of the registration statement on Form S-3 filed by the Company with the Securities and Exchange Commission to register the Shares pursuant to the Registration Rights Agreement of even date herewith, and continuing on the first day of three consecutive ninety day periods starting ninety days following such effective date. Notwithstanding the foregoing, all Shares then-subject to the Lock-up Restrictions shall be released from the Lock-up Restrictions immediately prior to the consummation of a change in control of the Company (whether by a sale of stock, merger or otherwise).

3. Notwithstanding the foregoing, the restrictions set forth in paragraph 1 above shall not apply to transfers (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, or (ii) to the estate of the undersigned or any trust or estate planning entity for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that in each case the transferee agrees to be bound in writing by the restrictions set forth herein. For purposes of this Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. Furthermore, the Company, in its discretion, may release from the Lock-up Restrictions some or all the undersigned’s Shares earlier than the schedule set forth in this Lock-up Agreement.

4. The undersigned agree and acknowledge that the certificates for the Shares shall contain a legend to the following effect:

Sale, assignment, transfer, pledge, or other disposition of the shares of common stock represented by this certificate is restricted by the provisions of that certain Lock-up Agreement between the registered holder of the shares and the Company, and may not be sold, assigned, exchanged, transferred, encumbered, pledged, distributed or otherwise disposed of until the shares are released from the restrictions set forth in the Lock-up Agreement. A copy of the Lock-up Agreement will be provided by the Company upon request.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar relating to the transfer of the Shares, except in compliance with the restrictions set forth herein.

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IN WITNESS WHEREOF, the undersigned has executed this Lock-Up Agreement as of the date first written above.

Name of Holder

Signature

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